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                                                                   Exhibit 10.43
                           CROSSWORLDS SOFTWARE, INC.

                       EXECUTIVE MANAGEMENT RETENTION PLAN

         This Executive Management Retention Plan (the "Plan") is hereby
                                                        ----
established by CrossWorlds Software, Inc., a Delaware corporation (the "Company"), effective as of August 23, 2001.
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         1. Purpose of the Plan. The Company considers it essential to the
            -------------------
operation of the Company that it retain the services and commitment of its executive management team in the event of certain potential corporate transactions. The purpose of the Plan is to provide incentive to certain employees to continue in the service of the Company notwithstanding the possibility or occurrence of such transactions. The Board of Directors or, as delegated by the Board, the Compensation Committee of the Board of Directors (the "Committee"), shall administer the Plan.
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         2. Eligibility to Participate. Employees of the Company shall be
            --------------------------
eligible to participate in the Plan only upon his or her designation by the Board or Committee as a participant in the Plan (a "Participant").
                                                    -----------

         3. Operation of the Plan. The Plan will operate through establishment
            ---------------------
of a retention bonus pool (the "Retention Bonus Pool"). The Board or Committee
                                --------------------
may allocate a percentage of the Retention Bonus Pool to a Participant at their discretion (a "Participating Percentage"). A Participating Percentage forfeited
               ------------------------
by a Participant who fails to meet the continuing eligibility requirements of the Plan prior to the effective date of a Transaction may be allocated to a new Participant(s) at the discretion of the Board or Committee. If the Board or Committee does not reallocate a forfeited Participating Percentage, such forfeited percentage shall be cancelled. A Participating Percentage forfeited by a Participant who fails to meet the continuing eligibility requirements of the Plan on or after the effective date of a Transaction shall be cancelled. A Participating Percentage that has been cancelled shall be deemed outstanding such that the other Participants' Participating Percentages shall remain unaffected by such forfeiture and cancellation.

         For purposes of this Plan, "Transaction" shall mean a sale of all or
                                     -----------
substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation, or any other transaction or series of related transactions in which the Company's stockholders immediately prior thereto own less than fifty percent (50%) of the voting stock of the Company (or its successor or parent) immediately thereafter, provided, however, that the filing for bankruptcy by the Company shall not constitute a Transaction for purposes of this Plan, after the effective date of and prior to the termination of this Plan.

         4. Retention Bonus. Under the Plan, each Participant who meets the
            ---------------
eligibility conditions described in Section 6 below will become entitled to receive cash (and/or property other than cash in accordance with Section 7 below) from the Company or its successor, as applicable, less applicable income and employment tax withholdings (the "Retention Bonus"), in
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an amount equal to (a) the Participant's Participating Percentage, multiplied by
(b) the Retention Bonus Pool, less (c) the Aggregate Value of the Participant's Vested "in the Money" Stock Options (as defined below in this Section 4), if any, as of the effective date of the Transaction. If the above formula results in zero or a negative number, because the value of the Participant's Vested "In The Money" Stock Options is equal to or greater than the product of (x) the Participant's Participating Percentage and (y) the Retention Bonus Pool, the Participant shall not receive any Retention Bonus.

         For purposes of this Plan, the "Aggregate Value of the Participant's
                                         ------------------------------------
Vested 'In The Money' Stock Options" shall equal the value of all of the
-----------------------------------
Participant's vested "in the money" stock options. For purposes of this Section 4 only, "stock options" shall include both outstanding stock options and any
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shares of common stock of the Company issued after August 1, 2001 from the exercise of stock options. The value of each vested "in the money" stock option shall equal the product of (a) the per share market value offered by the acquiror for outstanding shares of common stock of the Company, less the per share exercise price for the stock option and (b) the number of shares subject to the stock option.

         A stock option shall be considered "in the money" if the per share
                                             ------------
market value offered by the acquiror for outstanding shares of common stock of the Company is greater than the exercise price of the Participant's stock option. If the per share market value offered by the acquiror for the outstanding shares of common stock of the Company is less than or equal to the exercise price of a stock option held by a Participant, the stock option shall not be considered "in the money." Stock options shall be considered "vested" if,
                                                                     ------
pursuant to the terms of such Participant's stock option agreement, restricted stock purchase agreement, or other agreement with the Company governing the vesting of such Participant's stock options, they are vested, or a right of repurchase in favor of the Company has lapsed, on the effective date of the Transaction. The "per share market value offered by the acquiror for outstanding
                  --------------------------------------------------------------
shares of common stock of the Company" shall be valued at the value of such
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property established in the Transaction (including amounts so distributed after the effective date of the Transaction pursuant to any escrow, earn-out or similar arrangement) or, if not so established, at the fair market value of the property on the effective date of the Transaction, established in good faith by the Board of Directors of the Company as constituted immediately prior to the Transaction.

         5. Retention Bonus Pool. The Retention Bonus Pool shall be an amount
            --------------------
equal to $3,400,000 plus three percent (3%) of that portion of the Base Valuation of the Company which is greater than $80,000,000, if any. The Retention Bonus Pool shall not exceed $5,500,000.

         For purposes of this Plan, "Base Valuation of the Company," in the case
                                     -----------------------------
of an acquisition of the Company (other than by asset purchase, which is provided for below), shall equal (a) the per share market value offered by the acquiror for outstanding shares of common stock of the Company, multiplied by
(b) the sum of (x) all outstanding common stock of the Company on the effective date of the Transaction and (y) the total common stock equivalents from outstanding stock options on the effective date of the Transaction. The common stock equivalents from outstanding options shall be calculated using the treasury method which results in the total common stock equivalent shares that theoretically could be purchased by the proceeds from the exercise of vested "in the money" options. The market value assumed for the treasury method

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calculation shall be the same as the per share market value offered by the acquiror for outstanding shares of common stock of the Company. For purposes of this Section, vested "in the money" options shall include all options which are vested as of the effective date of a Transaction, in accordance with the terms of the stock option agreement between the Company and the optionee (or any other agreement between the Company and an optionee regarding stock option vesting), where the exercise price of the option is less than the per share market value offered by the acquiror for outstanding shares of common stock of the Company.

         For purposes of this Plan, "Base Valuation of the Company," in the case
                                     -----------------------------
of an acquisition of all or substantially all the assets of the Company, shall equal the net amount available for distribution to the stockholders of the Company on the effective date of a Transaction on account of their ownership of shares of stock of the Company, including amounts so distributed after the effective date pursuant to any escrow, earn-out or similar arrangement, as determined by the Company's Board of Directors (as constituted immediately prior to the Transaction) in its sole discretion.

         If the consideration paid by the acquiror (the "Acquisition
                                                         -----------
Consideration") includes property other than cash, the Acquisition Consideration
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shall be valued at the value of such property established in the Transaction or, if not so established, at the fair market value of the property on the effective date of the Transaction, established in good faith by the Board of Directors of the Company as constituted immediately prior to the Transaction.

6.       Payment of Retention Bonus.  Eligibility of a Participant for payment
         --------------------------
of the Retention Bonus shall be determined as follows:

         (a) Each Participant who remains an employee of the Company through the effective date of a Transaction will be eligible for payment of fifty percent (50%) of the Retention Bonus with respect to such Participant.

         (b) Each Participant who remains an employee of the Company or its successor for a ninety (90) day period following the effective date of a Transaction will become eligible for payment of the remaining fifty percent (50%) of the Retention Bonus with respect to such Participant.

         (c) With respect to a Participant who is terminated by the Company or its successor without Cause on or after the effective date of a Transaction, then such Participant will become eligible as of the date of such termination or resignation for payment of any portion of the Retention Bonus with respect to such Participant not yet paid to such Participant as of the date of such termination or resignation, provided in the case of such termination or resignation the Participant executes a general release of claims with respect to the Company and the acquiring or surviving corporation.

         (d) With respect to a Participant who is terminated for Cause or who voluntarily quits or resigns his or her employment for any reason, then such Participant shall upon such termination or resignation forfeit all right to any portion of the Retention Bonus payable with

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respect to such Participant for which they have not yet become eligible as of the date of termination of employment.

         For purposes of this Plan, "Cause" for termination by the Company or
                                     -----
its successor shall mean that Participant's employment be terminated for any of the following reasons: (i) gross negligence or willful misconduct in the performance of a Participant's duties to the Company; (ii) repeated unexplained or unjustified absence from the Company; (iii) a material and willful violation of any federal or state law; (iv) refusal or failure to act in accordance with any specific direction or order of, or contractual obligation with, the Company, including, but not limited to, a material breach of a Confidential Information and Invention Assignment Agreement; (v) commission of any act of fraud with respect to the Company; (vi) conviction of or plea of no contest to a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company, in each case as determined by the Board of Directors of the Company or its successor in good faith. A termination of a Participant's employment in any other circumstance or for any other reasons will be a termination without Cause.

         7. Form and Timing of Payment. The Retention Bonus shall be paid in
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cash (or, in the discretion of an acquiring corporation and subject to Section 8 below, in stock of the acquiror or a combination of cash and stock of the acquiror) by the Company or its successor, as applicable, less applicable income and employment tax withholdings to eligible Participants no later than ten (10) business days after the date the Participant meets the eligibility requirements set forth in Section 6; provided, however, that any portion of the Retention Bonus payable with respect to Acquisition Consideration payable after the effective date of the Transaction pursuant to any escrow, earn-out or similar arrangement shall be distributed to eligible Participants at the time the corresponding escrow, earn-out or similar payment is distributed to stockholders of the Company.

         8. Payment other than in Cash. In the event that the consideration in
            --------------------------
the Transaction includes property other than cash, and the acquiring corporation pursuant to Section 7 elects to provide for payment of the Retention Bonus in the form of the property included in the Acquisition Consideration, the amounts of various forms of property included in the applicable Bonus shall be in proportion to the amounts of such forms of property included in the Acquisition Consideration. In addition, if such property includes stock of the acquiring or surviving corporation in the Transaction (or an affiliate of the acquiring or surviving corporation) which is not Freely Tradeable, then (a) such stock shall not be issued or distributed to Participants until such time as such stock is Freely Tradeable; and (b) no Participant shall have any rights with respect to such stock until distribution to him or her except as a general unsecured creditor of the Company and the acquiring or surviving corporation. For purpose of the preceding sentence, "Freely Tradeable" means stock which is registered for issuance or resale under the Securities Act of 1933 and listed on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. and which is not subject to lockup in connection with the Transaction or otherwise (excluding restrictions on trading arising out of the possession of non-public material information). In addition, the acquiring or surviving corporation shall cause such stock to become Freely Tradeable no later than the later of (x) the date common stock

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of the acquiring or surviving corporation held by other employee stockholders of the acquiring company is Freely Tradeable, or (y) three months after the effective date of the Transaction.

         9.  Confidentiality Obligation. This Plan is a special compensation
             --------------------------
program adopted by the Company solely for the benefit of employees of the Company who are designated as Participants in the Plan. Each Participant has an affirmative obligation to maintain the confidentiality of the terms and conditions of his or her participation in the Plan, including his or her designation as a Participant in the Plan and his or her Participating Percentage, except to the extent that the Plan or a Participant's Participating Percentage is publicly disclosed in a filing with the Securities and Exchange Commission, and except where disclosure is necessary on a "need to know" basis by Participant's spouse, attorney and tax or financial advisor, or others with a need to know, who, in turn, shall be advised by such Participant that they may not disclose or communicate the terms and conditions of the Participant's participation in the Plan.

         10. Amendment of the Plan or Participation Agreements. Prior to a
             -------------------------------------------------
Transaction, this Plan may be amended or terminated in the sole discretion of the Company and without the consent of any of the Participants. This Plan may not be amended by a successor corporation following a Transaction.

         11. Termination of the Plan. This Plan shall apply to any Transaction
             -----------------------
for which definitive agreements are executed after the effective date hereof and prior to March 31, 2002 (even if the ultimate closing date of the Transaction shall occur after March 31, 2002). No Participant shall have any rights hereunder with regard to any Transaction for which definitive agreements are executed on or after March 31, 2002.

         12. No Guarantee of Employment. This Plan is intended to provide a
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financial incentive to Participants and is not intended to confer any rights to continued employment upon Participants. All employment shall continue to be at will and subject to termination by the Company or the employee at any time for any reason or no reason with or without notice.

         13. No Equity Interest. Neither this Plan nor the allocation of
             ------------------
interests therein creates or conveys any equity or ownership interest in the Company nor any rights commonly associated with any such interest, including, but not limited to, the right to vote on any matters put before the Company's stockholders.

         14. Assignment. None of the rights, benefits, obligations or duties
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under this Plan may be assigned or transferred by any Participant; provided, however, that the Participant's rights hereunder will inure to the benefit of, and be enforceable by, his or her personal or legal representatives, executors, administrators, heirs, devisees and legatees. Any purported assignment or transfer by any Participant shall be void, except as set forth in the preceding sentence. All obligations of the Company pursuant to this Plan shall be assignable to and binding upon any successor of the Company.

         15. Governing Law. The rights and obligations of a Participant under
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this Plan shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of California without regard to its or any other jurisdiction's conflicts of laws principles.

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         16. Withholding of Compensation. The Company shall deduct and withhold
             ---------------------------
from the compensation or other amounts payable to Participants hereunder as a Retention Bonus, or otherwise in connection with such Participants' employment, any amounts required to be deducted and withheld by the Company under the provisions of any applicable federal, state and local statute, law, regulation, ordinance or order.

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                     [CrossWorlds Software, Inc. Letterhead]

[date]

[employee name]
[employee address]

              Re: CrossWorlds Software, Inc. Executive Management Retention Plan
                  --------------------------------------------------------------
Dear ____:

         As we've discussed, you are a valued member of CrossWorlds' management team. Accordingly, I've attached to this letter a copy of the CrossWorlds Software, Inc. Executive Management Retention Plan (the "Plan") and I am pleased
                                                         ----
to inform you that the Company's Board of Directors has designated you a participant in the Plan. The Board has allocated __ % of the Retention Bonus Pool to you for purposes of determining your Retention Bonus ("Participating
                                                               -------------
Percentage"). The Retention Bonus becomes payable at the time of a change of
----------
control Transaction (as defined in the Plan), but is subject to payment terms and forfeiture provisions as described in the Plan. Please see the Plan for the amount of the Retention Bonus Pool, and please note that the value of your vested "in the money" stock options at the time of a Transaction is subtracted from the amount of your Retention Bonus.

         The actual amount of your Retention Bonus, if any, will be determined and be paid to you in accordance with the terms of the Plan. In particular, the Plan provides that your Retention Bonus, if any, is payable in cash or in non-cash property (for example, stock) depending upon the form of payment paid by an acquiring company. Also, Section 10 of the Plan provides that the Board may amend or terminate the Plan in its sole discretion at any time prior to a Transaction. Finally, note that the Plan terminates on March 31, 2002.

         Please review the attached Plan carefully to understand the calculation, payment, forfeiture and other terms, conditions and limitations of your Retention Bonus.

         To acknowledge your receipt of a copy of the Plan, please sign a copy of this letter in the space indicated below and return it to James Budge on or before Wednesday, September 5, 2001. Please note that Section 9 of the Plan requires that you maintain as confidential, and disclose to no other person, the terms and conditions of your participation in the Plan, including your designation as a Participant and the percentage of the Retention Bonus Pool allocated to you, with certain exceptions as set forth in section 9.

         Please contact me if you have any questions about the Plan or your participation in the Plan.

                                     Sincerely,


                                     [name]
                                     [title]


I hereby acknowledge receipt of a copy of the Executive Management Retention Plan. I agree to keep the terms and conditions of my participation in the Plan, including my designation as a Participant and my


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Participating Percentage, confidential per the requirements of section 9 of the
Plan. I understand that I may disclose my designation as a Participant and my Participating Percentage only to my spouse (if any), my attorney and any tax/financial advisors, and only if they need to know such information.

Signature: ____________________________________      Dated: ____________________